SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 13, 2004


                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                   000-28926           54-1817218
               --------------          --------------       --------------
     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
              -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)Exhibit
   99.1       Press release dated February 13, 2004

Item 12.      Results of Operations and Financial Condition

On February 13, 2004, the Registrant issued a press release reporting its financial results for the fiscal quarter ended December 31, 2003. The press release is attached hereto as Exhibit 99.1.

The  information  contained in this Report on Form 8-K is furnished  pursuant to
Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ePlus inc.


                                              By: /s/ Steven J. Mencarini
                                                  ------------------------------
                                                  Steven J. Mencarini
Date: February 13, 2004                           Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number      Description

99.1                Press Release of the registrant dated February 13, 2004